                                                                      EX. 99.22

                                                     FREE WRITING PROSPECTUS FOR
GRAPHIC OMITTED                                      OWNIT, SERIES 2006-1
-------------------------------------------------------------------------------

                               ABS NEW TRANSACTION
                             FREE WRITING PROSPECTUS

                          $[708,717,000] (APPROXIMATE)
                                      OWNIT
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-1






               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                                JANUARY 10, 2006




--------------------------------------------------------------------------------
RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.              1

                                                     FREE WRITING PROSPECTUS FOR
GRAPHIC OMITTED                                      OWNIT, SERIES 2006-1
-------------------------------------------------------------------------------
                                IMPORTANT NOTICES
The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.




--------------------------------------------------------------------------------
RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.              2

FICO & DOCUMENTATION                    LIMITED       STATED       ALL                     AVG           CURRENT
FICO SCORE               FULL DOC        DOC           DOC         DOCS         WAC        PRIN BAL      LTV
----------

(50 increment)
NOT AVAILABLE
451 TO 500
501 TO 550                    0.72%        0.11%        0.00%       0.82%        7.562%    221,385.78     69.55%
551 TO 600                    7.33%        0.34%        0.06%       7.73%        7.486%    187,511.93     73.59%
601 TO 650                   28.46%        1.06%        0.43%      29.95%        6.714%    203,427.93     78.13%
651 TO 700                   28.12%        5.53%        2.07%      35.71%        6.475%    238,097.03     78.78%
701 TO 750                   12.00%        6.08%        0.60%      18.68%        6.376%    270,525.31     79.23%
751 TO 800                    4.29%        2.28%        0.33%       6.90%        6.334%    264,979.10     79.01%
801 TO 850                    0.18%        0.02%        0.00%       0.20%        6.313%    239,771.66     77.84%

TOTAL                        81.09%       15.42%        3.49%     100.00%        6.605%    228,258.95     78.20%




LTV & FICO                    501-     551-    601-      651-    701-     751-    801-               AVG               GROSS
CURRENT LTV      FICO <500    550      600     650       700     750      800     850      TOTAL     PRIN BAL   WAC    MARGIN
-----------

(10 increment)
0.01 to 10.00
10.01 to 20.00                  0.00%   0.02%   0.01%     0.01%   0.00%   0.00%   0.00%     0.04%    75,898.47  7.108        ---
20.01 to 30.00                  0.01%   0.08%   0.05%     0.00%   0.00%   0.00%   0.00%     0.14%   116,631.33  7.206      6.291
30.01 to 40.00                  0.03%   0.19%   0.10%     0.07%   0.00%   0.00%   0.00%     0.40%   130,463.20  7.071      6.317
40.01 to 50.00                  0.00%   0.30%   0.37%     0.10%   0.00%   0.02%   0.00%     0.78%   172,106.34  6.675      5.579
50.01 to 60.00                  0.18%   0.36%   0.47%     0.53%   0.07%   0.13%   0.02%     1.76%   216,298.47  6.777      5.629
60.01 to 70.00                  0.15%   1.44%   2.34%     0.71%   0.47%   0.11%   0.00%     5.22%   241,130.30  6.781      5.739
70.01 to 80.00                  0.42%   4.05%  23.17%    31.35%  16.89%   6.20%   0.18%    82.26%   250,712.11  6.445      5.459
80.01 to 90.00                  0.04%   1.13%   1.73%     1.86%   0.78%   0.20%   0.00%     5.75%   218,249.12  7.290      6.301
90.01 to 100.00                 0.00%   0.15%   1.71%     1.09%   0.48%   0.23%   0.00%     3.65%    82,057.29  8.703      6.475

Total                           0.82%   7.73%  29.95%    35.71%  18.68%   6.90%   0.20%   100.00%   228,258.95  6.605      5.539




LTV & FICO        LIMITED  STATED
CURRENT LTV       DOC      DOC
-----------

(10 increment)
0.01 to 10.00
10.01 to 20.00       ---   29.62
20.01 to 30.00       ---   19.98
30.01 to 40.00       ---    7.49
40.01 to 50.00      2.34    9.96
50.01 to 60.00      2.35    9.66
60.01 to 70.00       ---   11.04
70.01 to 80.00      3.90   16.91
80.01 to 90.00      2.47    3.51
90.01 to 100.00     2.01   11.44

Total               3.49   15.42




PRIN BALANCE & FICO                           501-     551-    601-       651-   701-    751-     801-                 CURRENT
PRIN BALANCE                   FICO <=500     550      600     650        700    750     800      850      TOTAL        LTV

(50,000 increments)
1 to 50,000                                    0.00%   0.07%   0.46%     0.14%   0.09%   0.04%    0.00%     0.79%       98.41
50,001 to 100,000                              0.03%   0.42%   0.71%     0.99%   0.36%   0.21%    0.00%     2.72%       79.40
100,001 to 150,000                             0.08%   1.35%   4.50%     3.32%   1.30%   0.46%    0.04%    11.05%       78.19
150,001 to 200,000                             0.10%   1.65%   5.12%     5.02%   1.82%   0.58%    0.05%    14.33%       78.11
200,001 to 250,000                             0.22%   0.99%   3.98%     4.71%   2.24%   0.89%    0.00%    13.03%       78.30
250,001 to 300,000                             0.11%   1.03%   3.84%     4.58%   1.60%   0.69%    0.00%    11.84%       77.44
300,001 to 350,000                             0.13%   0.66%   2.73%     3.93%   2.17%   0.55%    0.04%    10.22%       77.99
350,001 to 400,000                             0.00%   0.89%   2.57%     3.33%   1.94%   0.57%    0.00%     9.30%       77.87
400,001 to 450,000                             0.00%   0.24%   1.94%     3.81%   1.71%   1.16%    0.00%     8.87%       78.31
450,001 to 500,000                             0.06%   0.26%   1.44%     2.02%   2.05%   0.58%    0.07%     6.48%       77.61
500,001 to 550,000                             0.00%   0.00%   1.07%     1.45%   0.94%   0.44%    0.00%     3.90%       78.48
550,001 to 600,000                             0.08%   0.08%   0.48%     1.11%   1.04%   0.39%    0.00%     3.18%       78.57
600,001 to 650,000                             0.00%   0.00%   0.60%     0.78%   0.61%   0.09%    0.00%     2.07%       78.70
650,001 to 700,000                             0.00%   0.09%   0.19%     0.19%   0.19%   0.00%    0.00%     0.66%       76.38
700,001 to 750,000                             0.00%   0.00%   0.20%     0.10%   0.30%   0.00%    0.00%     0.60%       75.87
750,001 to 800,000                             0.00%   0.00%   0.00%     0.00%   0.22%   0.00%    0.00%     0.22%       80.00
800,001 to 850,000                             0.00%   0.00%   0.00%     0.11%   0.00%   0.00%    0.00%     0.11%       79.93
850,001 to 900,000                             0.00%   0.00%   0.12%     0.12%   0.12%   0.12%    0.00%     0.48%       73.57
900,001 to 950,000                             0.00%   0.00%   0.00%     0.00%   0.00%   0.00%    0.00%     0.00%
950,001 to 1,000,000                           0.00%   0.00%   0.00%     0.00%   0.00%   0.14%    0.00%     0.14%       71.84
1,000,001 >=                                   0.00%   0.00%   0.00%     0.00%   0.00%   0.00%    0.00%     0.00%

TOTAL:                                         0.82%   7.73%  29.95%    35.71%  18.68%   6.90%    0.20%   100.00%       78.20





PRIN BALANCE & FICO                 GROSS     LIMITED  STATED
PRIN BALANCE                 WAC    MARGIN     DOC     DOC

(50,000 increments)
1 to 50,000                  10.281     6.250     2.83   13.49
50,001 to 100,000             7.590     5.738     2.64   13.30
100,001 to 150,000            6.914     5.808     1.34    9.37
150,001 to 200,000            6.714     5.661     2.27    9.28
200,001 to 250,000            6.657     5.636     2.76   18.79
250,001 to 300,000            6.573     5.552     5.47   13.74
300,001 to 350,000            6.449     5.457     3.86   20.21
350,001 to 400,000            6.407     5.460     5.66   19.95
400,001 to 450,000            6.428     5.480     2.69   24.56
450,001 to 500,000            6.313     5.330     0.99   24.21
500,001 to 550,000            6.304     5.364     9.27    9.29
550,001 to 600,000            6.270     5.322     7.65   15.12
600,001 to 650,000            6.078     5.128     4.04     ---
650,001 to 700,000            6.429     5.521      ---     ---
700,001 to 750,000            6.497     5.573      ---     ---
750,001 to 800,000            5.994     4.994      ---     ---
800,001 to 850,000            6.375       ---      ---     ---
850,001 to 900,000            6.376     5.532      ---     ---
900,001 to 950,000
950,001 to 1,000,000          5.500     5.125      ---     ---
1,000,001 >=

TOTAL:                        6.605     5.539     3.49   15.42



PREPAYMENT
PENALTY & FICO
PREPAYMENT                     501-     551-      601-      651-     701-     751-     801-               CURRENT            GROSS
PENALTY TERM        <=500      550      600       650       700      750      800      850        TOTAL    LTV         WAC   MARGIN

(whatever
increments)
0                              0.07%    0.51%     1.82%     1.68%    0.93%    0.15%     0.00%     5.15%     80.61   7.5039   6.2343
6                              0.02%    0.02%     0.20%     0.26%    0.08%    0.11%     0.00%     0.69%     80.10   6.7034   5.6977
12                             0.05%    0.52%     2.77%     3.79%    1.76%    0.46%     0.04%     9.40%     77.01   6.6353   5.5845
24                             0.33%    3.63%    16.06%    18.97%   11.13%    3.88%     0.11%    54.12%     78.84   6.5127   5.5001
36                             0.36%    3.04%     9.10%    11.01%    4.79%    2.29%     0.04%    30.64%     77.01   6.6068   5.4727

Total                          0.82%    7.73%    29.95%    35.71%   18.68%    6.90%     0.20%   100.00%     78.20   6.6054   5.5390




PREPAYMENT
PENALTY & FICO
PREPAYMENT          AVG         LIMITED   STATED
PENALTY TERM        PRIN BAL    DOC       DOC

(whatever
increments)
0                   153,666.35   3.00     14.46
6                   152,207.29   2.79      7.89
12                  287,596.86   6.06     11.08
24                  240,861.16   3.92     17.38
36                  214,762.35   2.03     13.63

Total               228,258.95   3.49     15.42



MORTG RATES & FICO     FICO     501-     551-    601-     651-     701-     751-     801-            CURRENT           GROSS
MORTG RATES            <=500    550      600     650      700      750      800      850    TOTAL      LTV       WAC   MARGIN

(50 bps increment)
4.501 to 5.000                  0.00%    0.00%   0.00%    0.00%    0.05%    0.00%    0.00%   0.05%      80.00    5.000   4.0000
5.001 to 5.500                  0.00%    0.05%   0.53%    1.65%    1.69%    0.66%    0.00%   4.58%      77.62    5.405   4.4545
5.501 to 6.000                  0.13%    0.14%   5.57%    9.75%    5.44%    2.06%    0.09%  23.18%      78.23    5.871   4.9183
6.001 to 6.500                  0.05%    0.85%   9.80%   11.50%    5.01%    2.21%    0.07%  29.50%      77.24    6.332   5.3855
6.501 to 7.000                  0.08%    1.92%   7.60%    7.20%    4.58%    1.31%    0.02%  22.72%      77.63    6.801   5.8521
7.001 to 7.500                  0.09%    1.67%   2.89%    2.76%    0.93%    0.41%    0.00%   8.77%      77.71    7.300   6.3366
7.501 to 8.000                  0.20%    1.24%   2.12%    1.85%    0.50%    0.07%    0.02%   5.99%      78.64    7.790   6.7816
8.001 to 8.500                  0.14%    0.94%   0.38%    0.43%    0.17%    0.09%    0.00%   2.16%      80.35    8.306   7.2660
8.501 to 9.000                  0.07%    0.61%   0.14%    0.16%    0.18%    0.02%    0.00%   1.18%      85.61    8.855   7.8632
9.001 to 9.500                  0.05%    0.16%   0.08%    0.18%    0.10%    0.05%    0.00%   0.62%      87.75    9.307   8.3176
9.501 to 10.000                 0.00%    0.03%   0.26%    0.14%    0.02%    0.00%    0.00%   0.45%      97.93    9.906   8.8261
10.001 to 10.500                0.00%    0.00%   0.05%    0.05%    0.00%    0.01%    0.00%   0.11%      99.98   10.333      ---
10.501 to 11.000                0.00%    0.02%   0.28%    0.02%    0.02%    0.00%    0.00%   0.34%      99.25   10.895   9.7500
11.001 to 11.500                0.00%    0.07%   0.24%    0.01%    0.00%    0.00%    0.00%   0.31%      99.66   11.326      ---
11.501 to 12.000                0.00%    0.02%   0.02%    0.00%    0.00%    0.00%    0.00%   0.04%      98.34   11.862      ---

Total:                          0.82%    7.73%  29.95%   35.71%   18.68%    6.90%    0.20% 100.00%      78.20    6.605   5.5390





MORTG RATES & FICO   AVG         LIMITED     STATED
MORTG RATES          PRIN BAL     DOC        DOC

(50 bps increment)
4.501 to 5.000       344,000.00      ---      ---
5.001 to 5.500       279,289.29     0.82     0.75
5.501 to 6.000       276,138.16     3.55     2.28
6.001 to 6.500       265,809.02     4.94    11.42
6.501 to 7.000       229,886.38     3.31    25.91
7.001 to 7.500       205,226.15     2.03    26.24
7.501 to 8.000       193,957.16     2.84    33.14
8.001 to 8.500       158,332.28      ---    25.38
8.501 to 9.000       145,006.26     2.98    18.68
9.001 to 9.500        94,160.08     0.90    48.09
9.501 to 10.000       52,331.51     1.39    27.49
10.001 to 10.500      53,595.17     7.08    53.65
10.501 to 11.000      55,584.26      ---    17.70
11.001 to 11.500      38,351.29      ---     2.01
11.501 to 12.000      40,174.31    36.59      ---

Total:               228,258.95     3.49    15.42



MORTG RATES & LTV     LTV     LTV                                                                                  AVG     GROSS
MORTG RATES           0-10    11-20   21-30    31-40   41-50  51-60     61-70   71-80   81-90    91-100    TOTAL   FICO    MARGIN

(50 bps
increment)
4.501 to 5.000        0.00%   0.00%   0.00%    0.00%   0.00%   0.00%    0.00%   0.05%   0.00%     0.00%    0.05%     741     4.000
5.001 to 5.500        0.00%   0.00%   0.00%    0.00%   0.02%   0.03%    0.21%   4.23%   0.09%     0.00%    4.58%     700     4.454
5.501 to 6.000        0.00%   0.00%   0.00%    0.04%   0.12%   0.27%    0.81%  21.14%   0.73%     0.07%   23.18%     683     4.918
6.001 to 6.500        0.00%   0.01%   0.02%    0.09%   0.28%   0.48%    1.52%  26.23%   0.73%     0.14%   29.50%     672     5.385
6.501 to 7.000        0.00%   0.01%   0.03%    0.06%   0.19%   0.44%    1.26%  19.11%   1.07%     0.54%   22.72%     665     5.852
7.001 to 7.500        0.00%   0.00%   0.06%    0.11%   0.12%   0.25%    0.37%   6.58%   0.92%     0.37%    8.77%     649     6.337
7.501 to 8.000        0.00%   0.02%   0.04%    0.07%   0.04%   0.17%    0.49%   3.64%   1.02%     0.50%    5.99%     636     6.782
8.001 to 8.500        0.00%   0.00%   0.00%    0.00%   0.03%   0.08%    0.33%   0.98%   0.46%     0.29%    2.16%     623     7.266
8.501 to 9.000        0.00%   0.00%   0.00%    0.01%   0.00%   0.04%    0.15%   0.20%   0.50%     0.29%    1.18%     619     7.863
9.001 to 9.500        0.00%   0.00%   0.00%    0.01%   0.00%   0.00%    0.08%   0.10%   0.16%     0.27%    0.62%     642     8.318
9.501 to 10.000       0.00%   0.00%   0.00%    0.00%   0.00%   0.00%    0.00%   0.00%   0.06%     0.39%    0.45%     645     8.826
10.001 to 10.500      0.00%   0.00%   0.00%    0.00%   0.00%   0.00%    0.00%   0.00%   0.00%     0.11%    0.11%     657       ---
10.501 to 11.000      0.00%   0.00%   0.00%    0.00%   0.00%   0.00%    0.00%   0.00%   0.00%     0.33%    0.34%     626     9.750
11.001 to 11.500      0.00%   0.00%   0.00%    0.00%   0.00%   0.00%    0.00%   0.00%   0.00%     0.31%    0.31%     611       ---
11.501 to 12.000      0.00%   0.00%   0.00%    0.00%   0.00%   0.00%    0.00%   0.00%   0.00%     0.04%    0.04%     600       ---

TOTAL:                0.00%   0.04%   0.14%    0.40%   0.78%   1.76%    5.22%  82.26%   5.75%     3.65%  100.00%     668     5.539






MORTG RATES & LTV  AVG        LIMITED  STATED
MORTG RATES        PRIN BAL   DOC      DOC


(50 bps
increment)
4.501 to 5.000     344,000.00    ---     ---
5.001 to 5.500     279,289.29   0.82    0.75
5.501 to 6.000     276,138.16   3.55    2.28
6.001 to 6.500     265,809.02   4.94   11.42
6.501 to 7.000     229,886.38   3.31   25.91
7.001 to 7.500     205,226.15   2.03   26.24
7.501 to 8.000     193,957.16   2.84   33.14
8.001 to 8.500     158,332.28    ---   25.38
8.501 to 9.000     145,006.26   2.98   18.68
9.001 to 9.500      94,160.08   0.90   48.09
9.501 to 10.000     52,331.51   1.39   27.49
10.001 to 10.500    53,595.17   7.08   53.65
10.501 to 11.000    55,584.26    ---   17.70
11.001 to 11.500    38,351.29    ---    2.01
11.501 to 12.000    40,174.31  36.59     ---

TOTAL:             228,258.95   3.49   15.42
